                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

               WHEREAS, OGE ENERGY CORP., an Oklahoma corporation (herein referred to as the "Company") is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Form S-8 Registration Statement relating to the issuance and sale from time to time pursuant to its Employee Stock Ownership and Retirement Savings Plan (the "Plan") of up to 5,000,000 shares of its Common Stock, including the associated rights to purchase Series A Preferred Stock; and

               WHEREAS, each of the undersigned holds the office or offices in the Company herein below set forth opposite his or her name, respectively.

               NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Steven E. Moore and James R. Hatfield and each of them individually, his or her attorney, with full power to act for him or her and in his or her name, place and stead, to sign his or her name in the capacity or capacities set forth below to the Form S-8 Registration Statement relating to the issuance and sale pursuant to the Plan of up to 5,000,000 shares of Common Stock and associated rights to purchase its Series A Preferred Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 16th day of May, 2002.

Steven E. Moore, Director and Principal
               Executive Officer                  /s/ Steven E. Moore
                                                  ------------------------------

Herbert H. Champlin, Director                     /s/ Herbert H. Champlin
                                                  ------------------------------

Luke R. Corbett, Director                         /s/ Luke R. Corbett
                                                  ------------------------------

William E. Durrett, Director                      /s/ William E. Durrett
                                                  ------------------------------

Martha W. Griffin, Director                       /s/ Martha W. Griffin
                                                  ------------------------------

Hugh H. Hembree, III, Director                    /s/ Hugh H. Hembree
                                                  ------------------------------

Robert Kelley, Director                           /s/ Robert Kelley
                                                  ------------------------------

Ronald H. White, M.D., Director                   /s/ Ronald H. White, M.D.
                                                  ------------------------------

J.D. Williams, Director                           /s/ J.D. Williams
                                                  ------------------------------

James R. Hatfield, Principal Financial Officer    /s/ James R. Hatfield
                                                  ------------------------------

Donald R. Rowlett, Principal Accounting Officer   /s/ Donald R. Rowlett
                                                  ------------------------------


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STATE OF OKLAHOMA            )
                             )   SS
COUNTY OF OKLAHOMA           )


               On the date indicated above, before me, Shirley Kay Phinney, Notary Public in and for said County and State, personally appeared the above named directors and officers of OGE ENERGY CORP., an Oklahoma corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the 16th day of May, 2002.




                                    /s/ Shirley Kay Phinney
                                    --------------------------------------
                                    Notary Public in and for the County of
                                    Oklahoma, State of Oklahoma


My Commission Expires:       3/7/06
                             02002776